UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 7, 2024

SPECTRAL CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50274	51-0520296
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 9th Avenue NE, Seattle, WA	98105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(206) 385-6490

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Exchange Agreement

On June 7, 2024, Spectral Capital Corporation, a Nevada corporation (the “Company”, “we”, “our” or “us”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Node Nexus Network Co LLC, a limited liability company formed under the laws of the Emirate of Dubai (“Target”), and Sean Michael Brehm also known as  Sean Michael Obrien, (the “Target Shareholder”), the sole shareholder of Target whereby the Company agreed to acquire and Target agreed to sell to the Company 150 shares of capital stock, representing 100% of the Target’s outstanding shares in exchange for 40,000,000 newly issued shares of common stock, par value $.0001 (“Common Stock”), of the Company.

As reported in the Form 8-K filed with the Securities and Exchange Commission on May 13, 2024, the Target Shareholder was appointed as our director on May 13, 2024 and  June 6, 2024 via an additional Form 8-K with the Securities and Exchange Commission, was appointed as Chairman of the Board of Directors on June 6, 2024.

The Closing of the transactions set forth in the Exchange Agreement is expected to occur as soon as practicable after the satisfaction or waiver of all the conditions to Closing in the Exchange Agreement, which is currently expected to be no later than July 31, 2024. Under the terms of the Exchange Agreement, the Target Shareholder shall sell, transfer, assign, and deliver to the Company 100% of the outstanding securities of the Target, with each Target Share being exchanged for 266,667 shares of the Company’s Common Stock (“Exchange Ratio”). Upon completion of the transactions contemplated by the Exchange Agreement, Target Shareholder will receive 40,000,000 shares of the Company’s common stock representing approximately 38.94% of the shares outstanding.

 The Closing of the Exchange Agreement is subject to the satisfaction or, if permitted by applicable law, waiver by the Company, Target and Target Shareholder of various conditions. These conditions include, without limitation, (i) Assignment of intellectual property effective at the Closing; (ii) delivery of Board of Director and shareholder approval of each Target and Target Shareholder approving the Exchange Agreement; (iii) personal guarantee of Target Shareholder; (iv) financial statements audited by an auditor who is a member of the Public Company Accounting Oversight Board (“PCAOB”) for the prior two fiscal years or such shorter period since Target’s inception; (v) unaudited financial statements for the period from the date of the audited financial statements to the date of the Closing; and (vi) such other documents as reasonably requested by the Company.

The Exchange Agreement contains certain termination rights provisions as follows: (i) in the event that the Closing is not completed by July 31, 2024; (ii) by the mutual consent of Target and the Parent, (iii) by Target, in the event that any representation or warranty of the Parent is untrue or becomes untrue prior to Closing; (iv) by the Parent, in the event that any representation or warranty of Target is untrue or becomes untrue prior to Closing; or (v) in the sole discretion of Parent if its due diligence investigation of the Target is not satisfactory to the Parent in its sole discretion.

The Exchange Agreement and the transactions contemplated thereby were approved by the board of directors of the Company.

The Exchange Agreement has been included as an Exhibit to this Form 8-K Report to provide investors with information regarding its terms. The representations, warranties, and covenants contained in the Exchange Agreement were made only for the purposes of the Exchange Agreement, were made as of specific dates, were made solely for the benefit of the parties to the Exchange Agreement, and may not have been intended to be statements of fact, but rather as a method of allocating risk and governing the contractual rights and relationships among the parties to the Exchange Agreement. In addition, such representations, warranties, and covenants may have been qualified by certain disclosures not reflected in the text of the Exchange Agreement and may apply standards of materiality and other qualifications and limitations in a way that is different from what may be viewed as material by the Company’s shareholders. None of the Company’s shareholders or any other third party should rely on the representations, warranties, and covenants, or any descriptions thereof, as characterizations of the actual state of facts or conditions of the Company, Target, the Target Shareholder, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Exchange Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Exchange Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, and other documents that the Company files or has filed with the Securities and Exchange Commission.

The foregoing description of the Exchange Agreement is a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Exchange Agreement, a copy of which is attached as Exhibit 10.4 to this Current Report on Form 8-K and incorporated by reference herein.

In connection with the Exchange Agreement, we anticipate that the shares issuable to the Target Shareholder will be issued pursuant to an exemption under the Securities Act of 1933, as amended.

Item 3.02 Unregistered Sales of Equity Securities

On June 5, the Company entered into a Subscription Agreement with the Target Shareholder, its director and Chairman of the Board of Directors, whereby it agreed to sell Target Shareholder shares of its Common Stock at the price of $.20 per share or an aggregate of $1,000,000 (the “Offering”) as follows:

(i) $1,000,000 USD on or by July 15, 2024;

A copy of the Subscription Agreement is attached as Exhibit 10.5 to this Current Report on Form 8-K and incorporated by reference herein.

Upon completion of the transactions contemplated by the Exchange Agreement and the issuance of the shares to Target Shareholder in the Offering, Target Shareholder will receive an aggregate of 45,000,000 shares of the Company’s common stock representing approximately 41.78% of the shares outstanding.

The shares were offered and sold in the Offering pursuant to Rule 506(b) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.4	Share Exchange Agreement
10.5	Form of Subscription Agreement
104	Cover Page Interactive Data (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

Date: June 7, 2024	By:	/s/ Jenifer Osterwalder
	Name:	Jenifer Osterwalder
	Title:	Chief Executive Officer